Exhibit 99.2 Enterprise Financial Services Corp 2020 First Quarter Earnings Webcast

Forward-Looking Statements Some of the information in this report may contain “forward-looking statements” within the meaning of and intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may include projections based on management’s current expectations and beliefs concerning future developments and their potential effects on the Company including, without limitation, plans, strategies and goals, and statements about the Company’s expectations regarding revenue and asset growth, financial performance and profitability, loan and deposit growth, yields and returns, loan diversification and credit management, shareholder value creation and the impact of acquisitions. Forward-looking statements include, but are not limited to, statements about the Company’s plans, expectations, and projections of future financial and operating results, as well as statements regarding the Company’s plans, objectives, expectations or consequences of announced transactions. The Company uses words such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “could,” “continue,” and “intend”, and variations of such words and similar expressions, in this release to identify such forward-looking statements. Forward-looking statements are inherently subject to risks and uncertainties that could cause actual results to differ materially from those contemplated from such statements. The COVID-19 pandemic is adversely affecting us, our customers, counterparties, employees, and third-party service providers, and the ultimate extent of the impacts on our business, financial position, results of operations, liquidity, and prospects is uncertain. Continued deterioration in general business and economic conditions, including further increases in unemployment rates, or turbulence in domestic or global financial markets could adversely affect our revenues and the values of our assets and liabilities, reduce the availability of funding, lead to a tightening of credit, and further increase stock price volatility. In addition, changes to statutes, regulations, or regulatory policies or practices as a result of, or in response to COVID-19, could affect us in substantial and unpredictable ways.  Other factors that could cause or contribute to such differences include, but are not limited to, the Company’s ability to efficiently integrate acquisitions, including the Trinity acquisition, into its operations, retain the customers of these businesses and grow the acquired operations, as well as credit risk, changes in the appraised valuation of real estate securing impaired loans, outcomes of litigation and other contingencies, exposure to general and local economic conditions, risks associated with rapid increases or decreases in prevailing interest rates, consolidation in the banking industry, competition from banks and other financial institutions, the Company’s ability to attract and retain relationship officers and other key personnel, burdens imposed by federal and state regulation, changes in regulatory requirements, changes in accounting policies and practices or accounting standards, including ASU 2016-13 (Topic 326), “Measurement of Credit Losses on Financial Instruments,” commonly referenced as the Current Expected Credit Loss (“CECL”) model, which changed how we estimate credit losses and may increase the required level of our allowance for credit losses after adoption on January 1, 2020, uncertainty regarding the future of LIBOR, natural disasters, war or terrorist activities, or pandemics, or the outbreak of COVID-19 or similar outbreaks, and their effects on economic and business environments in which we operate, as well as other risk factors described in the Company’s 2019 Annual Report on Form 10-K and other reports filed with the Securities and Exchange Commission (the “SEC”). Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update them in light of new information or future events unless required under the federal securities laws. 2

Timeline of Actions: Key Milestones

MONITOR & PLAN | **IMPLEMENTATION** | **ACTIVATION**

JAN. 23
Discussions begin about virus

JAN. 27
COVID-19 communication begins with associates; marketing begins developing messages

FEB. 27
Developed COVID-19 Communication and Action Plan Taskforce (CAP Taskforce)

MAR. 2 Public Health Emergency Declared

MAR. 4
Measures including restricted travel to conferences and social distancing guidelines

MAR. 10
Restricted travel and began canceling in-person meetings and events

MAR. 15
Business travel ban and work- from-home mandate

MAR. 23
Various internal controls adjusted for further contingencies

MAR. 30
Bank launches bank sponsored loan deferment programs for clients

APR. 3
Bank launches SBA Paycheck Protection Program

APR 10
Bank launches associate relief program through foundation

3

Associate Protection & Assistance Regular pay for associates unable to work from home due to COVID‐ 19 related illness, caring for ill family member or childcare school  closures  Enterprise Bank & Trust Foundation’s Health benefits expanded to cover COVID‐19 related issues Enterprise Cares: Associate Support Fund Premium Pay for retail associates working in roles that require  direct physical contact with clients or in the office working closely  with others Providing short‐term financial Drive thru only (except 5 locations) to reduce potential COVID‐19  assistance to associates and  exposure for associates their families who have been  affected by COVID‐19 pandemic.  Virtual recognition program launched for peer‐to‐peer recognition  Weekly 401(k) webinars being conducted for our associates  by Wealth Management Promotion of Employee Assistance Program (EAP) benefit  for confidential associate support by phone or video 4

Community and Client Programs Programs launched As a preferred provider of SBA Section 7(a) loans, we provided  to provide temporary a live client virtual event to walk through SBA Loan Relief Programs.  (2,500 attendees, 500+ webinar downloads)  relief for those hit hard by the pandemic Donated $50,000 in the St. Louis Small Business Relief Fund set up  by St. Louis County, City and the Economic Development Partnership. • Consumer Loan Deferral Program Continuing to provide Enterprise University courses online,  Defer monthly payment for business leaders to have continued access to industry expertise,  • Small Business Loan Program at no cost, during this time.  Fixed‐rate working line of  credit up to $25,000 Offering clients virtual networking, crisis communication education,  • Commercial Loan Program and access to a growing resource catalog of best practices provided by  Custom programs by request  business leaders across the region.  • Credit Card Skip‐A‐Pay Program 5

Mission and Vision Our Mission  Guiding people to a lifetime  of financial success Our Vision  To be a company where our associates  are proud to work, that delivers ease  of navigation to our customers and  value to our investors, while helping  our communities flourish 6

Total Loan Trends In Millions 9% Total Loan Growth $5,458 $5,314 $5,228 $5,149 $5,017 Q1' 19 Q2' 19 Q3' 19 Q4' 19 Q1' 20 7

Commercial & Industrial Loan Trends 11% C&I Growth In Millions $2,469 $2,361 $2,303 $2,265 $2,227 Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 8

Loan Details Q1 ’20 Q4 ’19 QTR Q1 ’19 LTM In Millions Change Change C&I - General $ 1,186 $ 1,187 $ (1) $ 1,129 $ 57 CRE, Investor Owned - General 1,319 1,290 29 1,183 136 CRE, Owner Occupied - General 585 582 3 576 9 Enterprise Value Lending1 441 429 12 440 1 Life Insurance Premium Financing1 497 473 24 441 56 Residential Real Estate - General 346 366 (20) 433 (87) Construction and Land Development - General 446 429 17 345 101 Tax Credits1 354 294 60 235 119 Agriculture1 168 140 28 126 42 Consumer & Other - General 116 124 (8) 109 7 Total Loans $ 5,458 $ 5,314 $ 144 $ 5,017 $ 441 1Specialized categories may include a mix of C&I, CRE, Construction and land development, or Consumer & Other loans. 9

Total Loans By Business Unit

In Millions

Specialized Lending


$979
$1,003
$1,039
Q1 '19
Q4 '19
Q1 '20

St. Louis


$2,273
$2,463
$2,568
Q1 '19
Q4 '19
Q1 '20

Kansas City


$730
$816
$832
Q1 '19
Q4 '19
Q1 '20

Arizona


$353
$392
$383
Q1 '19
Q4 '19
Q1 '20

New Mexico


$682
$640
$636
Q1 '19
Q4 '19
Q1 '20

10

Deposit Trend 23.0% 23.0% 22.6% 21.4% 21.3% $5,990 In Millions $5,771 $5,624 $5,537 $5,559 Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Deposits Noninterest-bearing % u Last Twelve Months Growth Rate = 8% 11

SBA Paycheck Protection Program (PPP) Enterprise is proud to support our small business clients impacted  by the COVID‐19 pandemic through participation in the SBA PPP.  Processed over 1,500 applications from small business  owners  Our Focus Dedicated team of our most experienced associates  focused since April 3 on the PPP loan process We are committed to getting  loans for applicants approved  and funded as quickly and  Centralized process created with assembly line to  efficiently as possible.  isolate touchpoints and process loans efficiently  Streamlining the procedures wherever possible Website resources page addresses the most  frequently asked question we’re receiving along  with frequent updates  12 5

Loan Portfolio Loans by Product Type Loans by Industry Type Other Services CRE 34.9% 28.2% Accommodation  & Food Service 5.4% Real Estate/  Construction 8.2% Rental/Leasing Wholesale Trade 28.9% 6.0% Residential 6.3% Other Services 7.0% Consumer 2.1% Finance and  C&I 21.7% Manufacturing 7.8% Insurance EVL 8.1% 16.7% LIPF 9.1% Agriculture 3.1% Tax Credit 6.5% LIBOR Fixed 48.5% 40.5% Loans by  Total $5.5 Billion Rate Type Other Adjustable Prime 4.2% 6.8% 13

C&I and Commercial Real Estate by Industry C&I Loans by Industry Investor Owned CRE Loans by  Industry Accommodation,  Other Finance and  Food Service 24.4% Insurance 10.5% 34.7% Health Care,  Retail Trade Total Real Estate/  Total Social Assistance 4.5% $2.5 Billion Rental/Leasing $1.3 Billion 6.1% Real  77.5% Estate/Rental/ Other Leasing 5.9% 5.7% Manufacturing 14.1% Professional  Services Wholesale Trade 7.0% 9.6% Construction Other 28.2% 6.4% Owner Occupied CRE  Manufacturing Total Real Estate/Rental/Leasing Loans by Industry 7.8% $721 Million 17.6% Wholesale Trade 7.8% Retail Trade Agricultural 16.9% 15.3% 14

Enterprise Value Lending (EVL) Total $441 Million EVL Loans by Industry EVL Loans by Location Southeast Other Manufacturing 21.0% 17.1% 34.4% Midwest 40.0% Arts &  West Entertainment Professional  11.0% 4.0% Technical Construction 15.1% 4.8% Northeast 16.0% Wholesale  Southwest Waste Management 12.0% 10.1% Trade 14.5%  Internally reviewed 100% of the portfolio to identify  businesses most at risk for impacts from COVID‐19.  EVL Loans by Size $ In Millions External review contracted for 2nd quarter 2020. Size Number of Loans Balance Average Balance  30% of the portfolio is secured by borrowing bases > $10 Million 4 $67.1 $16.8  60% of the portfolio has recently been approved for PPP  funding.  $5‐10 Million 19 128.7 6.7 $2‐5 Million 50 153.0 3.1  90% of the portfolio is sponsored by a Small Business  Investment Company (“SBIC”) licensed by the SBA < $2 Million 108 92.0 0.9 Total 181 $440.8 $2.4  Top 10 Sponsors make up half of the EVL portfolio  Average 8‐year relationship and 10 deals 15

Hospitality Loans Total $358 Million Hospitality Loans by Product Type Hospitality Loans by Subsector Commercial  Real Estate Hotels and  55.1% Campgrounds C&I 61.0% 14.0% Tax Credits 3.9% Food and Drink  EVL 4.9% Amusement,  Construction Services Gambling, and  22.1% 20.9% Recreation 18.1% Hospitality Loans by Size $ In Millions  Internally reviewed 99% of hotel portfolio and 71% of restaurants Size Number of Loans Balance Average Balance  Average LTV between 60‐62% > $10 Million 5 $64.7 $12.9  86% of committed exposure for hotels and 40% for restaurants  $5‐10 Million 20 132.5 6.6 have full recourse $2‐5 Million 25 83.7 3.4  42% of restaurants by two borrowers, both of which have been  < $2 Million 223 77.3 0.3 approved for PPP loans Total 273 $358.2 $1.3 16

Energy-Related Loans Total $140 Million Energy‐Related Loans by Product Type Energy‐Related Loans by Subsector Merchant  Aircraft C&I Wholesaler 3.4% 53.6% Professional 31.7% 3.4% EVL 12.4% Other 9.2% Manufacturing Residential/  22.4% Consumer Utilities 0.7% 7.6% Construction Transportation CRE 24.2% 5.7% /Warehousing Gas Stations 15.3% 10.4% Energy Loans by Size $ In Millions  Internally reviewed 82% of portfolio Size Number of Loans Balance Average Balance  76% of committed exposure has full recourse > $10 Million 1 $10.2 $10.3  Diversified with distribution, wholesaling, rail transportation, $5‐10 Million 4 23.3 5.8 pipe coating and convenience stores with gas pumps. $2‐5 Million 19 64.6 3.4  Enterprise does not have loans to oil or gas producers. < $2 Million 62 42.0 0.7 Total 86 $140.1 $1.6 17

Agricultural Lending Total $168 Million Agricultural Lending Agricultural Lending Hog & Pig  C&I Farming 20.2% Other 28.3% 10.4% CRE ‐ Owner  Misc Crop Corn Farming Occupied 21.5% 79.8% 10.0% Soybean  Farming 5.6% Beef Cattle Dairy Cattle 18.3% 5.9% Agricultural Loans by Size $ In Millions  Experienced farming operations, well secured by Size Number of Loans Balance Average Balance  Accounts Receivable $5‐10 Million 5 $37.2 $7.5  Livestock $2‐5 Million 20 62.6 3.1  Real Estate < $2 Million 145 68.4 0.5 Total  Diversified portfolio generally supported by production  170 $168.2 $1.0 contracts and hedge strategies 18

Auto Dealer & Aircraft Lending Total $175 Million Auto Dealer & Aircraft Auto Dealer & Aircraft Lending Aircraft Finance 53.5% Other 9.0% C&I Manufacturing 2.7% 4.4% Transportation  & Warehousing Retail Trade 4.8% 75.5% CRE‐Owner  Occupied Real Estate,  43.8% Rental, Leasing 6.3% Auto Dealer & Aircraft Lending $ In Millions  Internally reviewed 81% of portfolio  Auto Dealers are primarily secured by real estate, i.e. no  Size Number of Loans Balance Average Balance floor‐plan loans > $10 Million 2 $28.2 $14.1  90% of committed exposure has full recourse  $5‐10 Million 5 29.3 5.9  Aircraft lending, $93.2 Million $2‐5 Million 19 63.3 3.3  Advance rate 70‐75% of retail value < $2 Million 74 53.8 0.7 Total 100 $174.6 $1.7  Personal recourse from owners, with a typical  short‐term 6‐month facility 19

Loans Secured by Marketable Securities Total $609 Million Marketable Security Loans by Type Marketable Security Loans by Subsector Agricultural 1.2% Other C&I 11.4% 9.6% Finance &  Other Insurance 5.7% Management 6.0% 82.6% CRE‐Investor  Owned Life Insurance  1.9% Premium Finance 81.6% Marketable Security Loans by Size $ In Millions  Reviewed 80% of the non‐LIPF portfolio Size Number of Loans Balance Average Balance  Currently showing a minimal margin shortfall > $10 Million 13 $192.0 $14.8  LIPF Portfolio $5‐10 Million 26 193.7 7.5  The life insurance policies financed have an earnings $2‐5 Million 43 140.8 3.3 floor of 0%, and therefore cannot lose value. Enterprise < $2 Million 159 82.0 0.5 does not finance variable policies that may lose value. Total 241 $608.5 $2.5 20

Earnings Per Share Trend - Q1 2020 Change in EPS $0.03 $0.02 $1.09 $0.01 $(0.63) $(0.03) $(0.01) $0.48 Q4 '19 Net Interest Incremental Credit Loss Noninterest Noninterest Change in Q1 '20 Income Accretion Provision Income Expense Shares/ ETR 21

Net Interest Income Trend 3.79% 3.80% 3.69% 3.64% 3.71% In Millions $63.4 $61.7 $63.0 $61.6 $60.8 $60.9 $61.0 $62.1 $52.3 $51.2 21% Core NII Growth Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Core Net Interest Income* Incremental Accretion On Non-core Acquired Assets FTECore Net Interest Margin* Note: * A Non-GAAP Measure, Refer to Appendix for Reconciliation 22

CECL Impact Allowance for Reserve for Classified Unfunded Nonperforming Loan Losses Loans Assets In Thousands Commitments Balance, 12/31/2019 $ 43,288 $ 430 $ 26,425 $ 85,897 CECL adoption1 28,387 2,413 8,462 25,819 PCD loans immediately ) ) ) charged-off2 (1,680 — (1,680 (1,680 Balance, 1/1/2020 69,995 2,843 33,207 110,036 Provision for credit losses 21,695 849 — — Net recoveries 497 — — — Net increase (decrease) — — 3,997 (5,282) Balance, 3/31/2020 $ 92,187 $ 3,692 $ 37,204 $ 104,754 1 Loan balances at March 31, 2020 2 Under the Company’s credit policy, nonaccrual loans less than $100,000 are immediately charged-off. 23

Credit Trends for Loans Net Charge-offs (annualized) Total Loan Growth (1) In Millions 53.2% 55.3% 44.3% 46.2% 47.3% $132 $143 19bps 16 bps $79 $86 8bps 8 bps 9 bps $(15) Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Growth Line Draw % Provision for Credit Losses In Millions EFSC Q1 '20 Q4 '19 $22.3 NPAs/Assets = 0.56% 0.45% NPLs/Loans = 0.68% 0.50% ALLL/NPLs = 247.8% 163.8% $1.5 $1.7 $1.8 $1.3 ALLL/Loans = 1.69% 0.81% Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 (1) Excludes Trinity in Q1 '19 24

Noninterest Income Trend In Millions Fee Income Other Fee Income Detail $14.4 $13.6 $13.4 $1.2 $12.0 $3.4 $2.0 $0.6 $4.0 $4.0 $3.6 $2.9 $9.2 $2.7 $3.6 $1.0 $0.2 $0.2 $0.2 $2.9 $2.4 $0.2 $2.7 $2.3 $2.5 $2.4 $0.4 $0.2 $2.2 $1.1 $2.3 $0.2 $0.2 $0.4 $1.8 $0.3 $0.4 $0.2 $0.1 $0.3 $0.8 $3.4 $3.2 $3.3 $3.1 $0.2 $2.9 $2.4 $1.9 $2.1 $1.4 $1.3 $2.7 $2.7 $2.0 $2.6 $2.5 Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Wealth Management Deposit Services Charge Miscellaneous Swap Fees Card Services Other CDE Mortgage Tax Credit Income Non-core Acquired 25

Operating Expenses Trend 54.1% 53.3% 51.7% 50.7% 51.2% In Millions $49.1 $10.3 $39.8 $38.2 $38.4 $38.7 $7.3 $0.4 $20.7 $20.8 $20.4 $21.7 $19.4 $3.2 $3.2 $3.5 $3.3 $2.6 $14.9 $13.8 $14.5 $13.7 $10.5 Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Other Occupancy Employee compensation and benefits Merger-related expenses/other non-core expenses Core efficiency ratio* Note: * A Non-GAAP Measure, Refer to Appendix for Reconciliation 26

Capital Tangible Common Equity/Tangible Assets* Q1 2020 Holding Company Capital Uses (Annualized) In Thousands $19,076 8.89% $14,496 8.35% 8.43% 8.54% 8.42% Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Debt Service Dividends Regulatory Capital 12.86% 12.62% 12.72% 12.90% 12.85% 10.00% 11.25% 11.06% 11.17% 11.40% 11.03% CET1 Holding Company liquidity position 9.64% 9.51% 9.64% 9.90% 9.58% 8.00% continues to support our strategic Tier 1 6.50% capital planning initiatives, including Total Risk Based Capital debt service and our dividend program. Well Capitalized ' Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 *A Non-GAAP Measure, Refer to Appendix for Reconciliation 27

First Quarter 2020 Earnings Webcast Appendix

Use of Non-GAAP Financial Measures The Company’s accounting and reporting policies conform to generally accepted accounting principles in the United States (“GAAP”) and the prevailing practices in the banking industry. However, the Company provides other financial measures, such as adjusted EPS, core net interest income, core net interest margin, tangible common equity, core efficiency ratios, ROATCE, adjusted ROAA, adjusted ROAE, and adjusted ROATCE, and the tangible common equity ratio, in this release that are considered “non-GAAP financial measures.” Generally, a non-GAAP financial measure is a numerical measure of a company’s financial performance, financial position, or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. The Company considers its adjusted EPS, core net interest income, core net interest margin, core efficiency ratio, adjusted ROAA, adjusted ROAE, ROATCE, adjusted ROATCE, and the tangible common equity ratio, collectively “core performance measures,” presented in this earnings release and the included tables as important measures of financial performance, even though they are non-GAAP measures, as they provide supplemental information by which to evaluate the impact of non-core acquired loans, which were acquired from the FDIC and previously covered by loss share agreements, and the related income and expenses, the impact of certain non-comparable items, and the Company’s operating performance on an ongoing basis. Core performance measures include contractual interest on non-core acquired loans, but exclude incremental accretion on these loans. Core performance measures also exclude expenses directly related to non-core acquired loans. Core performance measures also exclude certain other income and expense items, such as merger related expenses, facilities charges, and the gain or loss on sale of investment securities, the Company believes to be not indicative of or useful to measure the Company’s operating performance on an ongoing basis. The attached tables contain a reconciliation of these core performance measures to the GAAP measures. The Company believes that the tangible common equity ratio provides useful information to investors about the Company’s capital strength even though it is considered to be a non-GAAP financial measure and is not part of the regulatory capital requirements to which the Company is subject. The Company believes these non-GAAP measures and ratios, when taken together with the corresponding GAAP measures and ratios, provide meaningful supplemental information regarding the Company’s performance and capital strength. The Company’s management uses, and believes that investors benefit from referring to, these non-GAAP measures and ratios in assessing the Company’s operating results and related trends and when forecasting future periods. However, these non-GAAP measures and ratios should be considered in addition to, and not as a substitute for or preferable to, ratios prepared in accordance with GAAP. In the attached tables, the Company has provided a reconciliation of, where applicable, the most comparable GAAP financial measures and ratios to the non-GAAP financial measures and ratios, or a reconciliation of the non-GAAP calculation of the financial measures for the periods indicated. Peer group data consists of the median of publicly traded banks with total assets from $2-$10 billion with commercial loans greater than 20% and consumer loans less than 10%. 29

Reconciliation of Non-GAAP Financial Measures

($ in thousands)	Quarter ended Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019
CORE PERFORMANCE MEASURES					
Net interest income	$ 63,368	$ 61,613	$ 63,046	$ 61,715	$ 52,343
Less: Incremental accretion income	1,273	576	2,140	910	1,157
Core net interest income	62,095	61,037	60,906	60,805	51,186
Total noninterest income	13,408	14,418	13,564	11,964	9,230
Less: Other income from non-core acquired assets	—	4	1,001	2	365
Less: Gain on sale of investment securities	4	(94)	337	—	—
Less: Other non-core income	—	—	—	266	—
Core noninterest income	13,404	14,508	12,226	11,696	8,865
Total core revenue	75,499	75,545	73,132	72,501	60,051
Total noninterest expense	38,673	38,354	38,239	49,054	39,838
Less: Other expenses related to non-core acquired loans	12	33	18	103	103
Less: Merger related expenses	—	—	393	10,306	7,270
Core noninterest expense	38,661	38,321	37,828	38,645	32,465
Core efficiency ratio	51.21%	50.73%	51.73%	53.30%	54.06%
NET INTEREST MARGIN TO CORE NET INTEREST MARGIN (TAX EQUIVALENT)					
Net interest income	$ 63,978	$ 62,141	$ 63,483	$ 62,109	$ 52,595
Less: Incremental accretion income	1,273	576	2,140	910	1,157
Core net interest income	$ 62,705	$ 61,565	$ 61,343	$ 61,199	$ 51,438
Average earning assets	$ 6,791,459	$ 6,704,506	$ 6,604,083	$ 6,453,005	$ 5,510,489
Reported net interest margin	3.79%	3.68%	3.81%	3.86%	3.87%
Core net interest margin	3.71	3.64	3.69	3.80	3.79

30

Reconciliation of Non-GAAP Financial Measures Quarter ended Mar 31, Dec 31, Sep 30, Jun 30, Mar 31, ($ in thousands) 2020 2019 2019 2019 2019 SHAREHOLDERS’ EQUITY TO TANGIBLE COMMON EQUITY AND TOTAL ASSETS TO TANGIBLE ASSETS Shareholders’ equity $ 846,436 $ 867,185 $ 846,095 $ 825,501 $ 797,835 Less: Goodwill 210,344 210,344 211,251 211,251 207,632 Less: Intangible assets 24,585 26,076 27,626 29,201 31,048 Tangible common equity $ 611,507 $ 630,765 $ 607,218 $ 585,049 $ 559,155 Total assets $ 7,500,643 $ 7,333,791 $ 7,346,791 $ 7,181,855 $ 6,932,757 Less: Goodwill 210,344 210,344 211,251 211,251 207,632 Less: Intangible assets 24,585 26,076 27,626 29,201 31,048 Tangible assets $ 7,265,714 $ 7,097,371 $ 7,107,914 $ 6,941,403 $ 6,694,077 Tangible common equity to tangible assets 8.42% 8.89% 8.54% 8.43% 8.35% 31

First Quarter 2020 Earnings Webcast Q & A